                                                                    EXHIBIT 10.5

                                                                [EXECUTION COPY]

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         AMENDMENT NO. 3 dated as of July 14, 2003 to the Third Amended and
Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (as heretofore amended, the "Credit Agreement") among FOSTER WHEELER LLC (the
"Company"), the Borrowing Subsidiaries (as defined therein), the GUARANTORS party thereto, the LENDERS party thereto (the "Lenders") and BANK OF AMERICA,
N.A., as Administrative Agent (the "Administrative Agent") and Collateral Agent,
and BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager.

                              W I T N E S S E T H :

         WHEREAS, the Company has requested that the Lenders agree to modify certain provisions of the Credit Agreement, and the undersigned Lenders have so agreed, all on the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to
"hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         Section 2 . Waivers Under Credit Agreement. The undersigned Lenders waive compliance with Sections 5.16, 6.04, 6.11 and 6.12 of the Credit Agreement
to the extent, and only to the extent, necessary for the Company and its
Affiliates to consummate the Exchange Transactions; provided that (a) the
Exchange Transactions shall be consummated pursuant to documentation (including without limitation the subordination, dividend and other terms of the New
Preferred Stock or any other securities, other than common stock or common stock equivalents of the Parent, issued in such Exchange Transaction) containing the principal terms set forth on Schedules 6.17(a) and 6.17(b) hereto and such other terms not materially prejudicial to the interests of the Lenders as may be satisfactory in form and substance to the Administrative Agent and (b) no
Potential Default or Event of Default shall exist on any Exchange Closing Date after giving effect to the Exchange Transactions occurring on such date.

         Section 3 . Amendments to Credit Agreement. (a) The following definitions are added to Section 1.01 of the Credit Agreement in the proper alphabetical order:

                 "Amendment No. 3" shall mean Amendment No. 3 to this Agreement dated as of July 14, 2003.

                 "Amendment No. 3 Effective Date" shall mean the effective date of Amendment No. 3.

                 "Continental Finance Company Ltd." shall mean Continental
         Finance Company Ltd., a Bermuda company.

                 "European Guarantor Subsidiaries" shall mean (i) FW Energie
         B.V., (ii) Foster Wheeler Europe Limited and (iii) Foster Wheeler
         Continental U.S., Inc.

                 "Exchange Closing Date" shall mean, with respect to any
         Exchange Transaction, the date of consummation of such Exchange
         Transaction.

                 "Exchange Transactions" shall mean the transactions (including the transfer, cancellation and setoff of certain intercompany obligations) described in Exhibits A-1 and A-2 to Amendment No. 3.

                 "Exempt Foreign Subsidiary" shall mean any Foreign Subsidiary that is a "controlled foreign corporation" under the Code other than
         FWPI Ltd., FW European E&C Ltd., Continental Finance Company Ltd. and
         the First-Tier Foreign Subsidiaries.

                 "First-Tier Foreign Subsidiaries" shall mean (i) F.W. Gestao E
         Servicos S.A., (ii) Foster Wheeler Canadian Resources Limited, (iii) La
         Societe D'Energie Foster Wheeler Ltee, (iv) Calabria Ambiente S.P.A.,
         (v) Foster Wheeler Power Systems S.A., (vi) Singleton Process Systems
         GmbH, (vii) HFM Tray Canada, (viii) Foster Wheeler Ingenieros y
         Constructores S.A. de C.V., (ix) Foster Wheeler America Latina, Ltda.,
         (x) P.E. Consultants, Inc., (xi) Oy Bioflow A.B., (xii) Foster Wheeler
         Power Machinery Company Limited, (xiii) Foster Wheeler Constructores de
         Mexico S. de R.L. de C.V., (xiv) Foster Wheeler Caribe Corporation,
         C.A., (xv) Foster Wheeler Adibi Engineering, (xvi) Foster Wheeler
         Australia Proprietary Limited, (xvii) Foster Wheeler Continental B.V.,
         (xviii) Foster Wheeler N.V., (xix) Foster Wheeler Europe B.V., (xx)
         Foster Wheeler Bimas Birlesik Insaat ve Muhendisik A.S., (xxi) Foster
         Wheeler Vietnam Private LTD, (xxii) Foster Wheeler Andina S.A., (xxiii)
         Foster Wheeler (Malaysia) Sdn. Bhd. and (xxiv) Foster Wheeler
         (Thailand) Limited.

                 "Foster Wheeler Continental U.S., Inc." shall mean Foster
         Wheeler Continental U.S., Inc., a Delaware corporation.

                 "Foster Wheeler Energia Oy" shall mean Foster Wheeler Energia
         Oy, a Finnish company.

                 "Foster Wheeler Europe Limited" shall mean Foster Wheeler
         Europe Limited, a company organized under the laws of the United
         Kingdom.

                 "Foster Wheeler Holdings" shall mean Foster Wheeler Holdings
         Ltd., a Bermuda company formerly known as Foreign Holdings Ltd.

                 "Foster Wheeler Iberia, S.A." shall mean Foster Wheeler Iberia,
         S.A., a Spanish company.

                 "FW European E&C Ltd." shall mean FW European E&C Ltd., a
         Bermuda company.

                 "FW Energie B.V." shall mean FW Energie B.V., a Dutch company.

                 "FW Hungary Licensing LLC" shall mean FW Hungary Licensing LLC, a Hungarian company.

                 "FW Netherlands C.V." shall mean FW Netherlands C.V., a Dutch partnership.

                 "FWEEC Preferred Stock" shall mean the preferred stock to be issued by FW European E&C Ltd. in the Exchange Transactions in exchange for the Convertible Subordinated Notes, which shall contain the principal terms set forth on Schedule 6.17(b) hereto and such other terms not materially prejudicial to the interests of the Lenders as may be satisfactory in form and substance to the Administrative Agent.

                 "FWH Preferred Stock" shall mean the preferred stock to be issued by Foster Wheeler Holdings in the Exchange Transactions in
         exchange for the Trust Preferred, which shall contain the principal terms set forth on Schedule 6.17(a) hereto and such other terms not materially prejudicial to the interests of the Lenders as may be satisfactory in form and substance to the Administrative Agent.

                 "FWPI Ltd." shall mean FWPI Ltd., a Bermuda company.

                 "New Credit Parties" shall mean FWPI Ltd., FW European E&C
         Ltd., Continental Finance Company Ltd., the European Guarantor
         Subsidiaries and the Non-CFC Foreign Subsidiaries.

                 "New Preferred Stock" shall mean the FWH Preferred Stock and/or the FWEEC Preferred Stock.

                 "Non-CFC Foreign Subsidiaries" shall mean (i) Financial
         Services S.a.r.l., a Luxembourg company, (ii) Foster Wheeler Trading
         Company, Ltd., a Bermuda company, (iii) Foster Wheeler International
         Trading (Shanghai) Company, a Chinese company, (iv) Foster Wheeler

         International Engineering & Consulting (Shanghai) Company Limited, a
         Chinese company, (v) Perryville Service Company Limited, a Bermuda company, (vi) FW Hungary Licensing LLC, (vii) FW Overseas Operations
         Limited, a Channel Islands company, (viii) Foster Wheeler Trading Co.
         AG., S.A., a Spanish company, (ix) FW Management Operations, Ltd., a
         Bermuda company, (x) Manops Limited, a Cyprian company, and (xi) Foster
         Wheeler Petroleum Services S.A.E., an Egyptian company.

                 "Permitted Intercompany Indebtedness" shall mean Indebtedness of the Company or any of its Subsidiaries owed to the Company or any of its Subsidiaries existing on the Amendment No. 3 Effective Date if (i)
         such Indebtedness is permitted by Sections 6.03 and 6.04 and (ii) the
         Collateral Agent has a valid and perfected first-priority Lien on such
         Indebtedness in accordance with, and subject to the limitations contained in, Section 5.15(a)(ii) with respect to any such Indebtedness held by any Non-CFC Foreign Subsidiary or any European Guarantor
         Subsidiary.

                 "Reduction Condition" shall have the meaning set forth in
         Section 2.09(b)(iii).

                 "Reduction Fee" shall have the meaning set forth in Section
         2.09(b)(iii).

                         (b) The definition of "Applicable Margin" contained in
                 Section 1.01 of the Credit Agreement is amended by:

                                 (i) In clause (i) thereof, (A) replacing the
                         percentage specified therein with "6.00%" and (B)
                         inserting "(the "Euro-Rate Margin")" at the end
                         thereof;

                                 (ii) In clause (ii) thereof, (A) replacing the
                         percentage specified therein with "5.00%" and (B)
                         inserting "(the "Base Rate Margin")" at the end
                         thereof;

                                 (iii) Inserting "(a)" before "the Applicable
                         Margin" in the proviso at the end thereof;

                                 (iv) Inserting at the end of such proviso ",
                         (b) subject to clause (c) below, commencing on March
                         31, 2004 (or, if such day is not a Business Day, the
                         last Business Day of such month), the Euro-Rate Margin
                         and the Base Rate Margin shall each increase by 0.50%
                         on the last Business Day of each March, June, September
                         and December, and (c) upon the satisfaction in full of
                         the Reduction Condition, the Euro-Rate Margin shall be
                         reduced to 4.75% and the Base Rate Margin shall be
                         reduced to 3.75%, and the periodic increases of such
                         margins described in the preceding clause (b) shall
                         terminate".

                         (c) The definition of "Collateral and Guarantee
                 Requirement" contained in Section 1.01 of the Credit Agreement is amended by:

                                 (i) inserting ", subject to the limitations set
                         forth on Schedule 5.15, and FW Netherlands C.V. shall
                         have pledged 66% of the Equity Interests in FW Energie
                         B.V." at the end of clause (a) thereof;

                                 (ii) inserting "and the Equity Interests owned
                         by FW Netherlands C.V. in FW Energie B.V. required by
                         clause (a) above to be pledged" after "owned directly
                         by any Credit Party" in clause (b) thereof;

                                 (iii) replacing "Foreign Subsidiary" with
                         "Exempt Foreign Subsidiary" each time such term appears
                         in clause (b) thereof;

                                 (iv) inserting ", each Non-CFC Subsidiary, each
                         European Guarantor Subsidiary and each First-Tier
                         Foreign Subsidiary" after the parenthetical in clause
                         (c) thereof; and

                                 (v) inserting "and FW Netherlands C.V." after
                         "each Credit Party" in clause (f) thereof;

                         (d) The definition of "Consolidated Net Income"
                 contained in Section 1.01 of the Credit Agreement is amended by
                 (i) replacing the word "and" at the end of clause (iv) of the proviso with a comma and (ii) inserting the following new
                 clause (vi) after clause (v) thereof: "and (vi) any expense during such period in respect of the Reduction Fee".

                         (e) The definition of "Foreign Subsidiary" contained in
                 Section 1.01 of the Credit Agreement is amended by deleting
                 "(i)", the word "or" at the end of clause (i) thereof and the entire clause (ii) thereof.

                         (f) The definition of "Guarantors" contained in Section
                 1.01 of the Credit Agreement is amended by (i) deleting the second occurrence of "Wholly-Owned Domestic" in the first
                 sentence thereof and (ii) inserting "or 6.17(c)" after "Section
                 5.15".

                         (g) The definition of "Restricted Payment" contained in
                 Section 1.01 of the Credit Agreement is amended by adding "or the New Preferred Stock" after "Trust Preferred" in clause (ii)
                 thereof.

                         (h) Each reference to "Foreign Holdings" contained in
                 any Loan Document is replaced with "Foster Wheeler Holdings".

                         (i) Section 2.09(b) of the Credit Agreement is amended
                 by inserting the following as a new paragraph (iii) thereto:

                                 (iii) In consideration for the amendments and
                         waivers contained in Amendment No. 3, the Company shall
                         be obligated to pay to each Lender a fee (the
                         "Reduction Fee") in an amount equal to 5.00% of the
                         aggregate amount of each Lender's Credit Exposure as of
                         the Amendment No. 3 Effective Date. The Reduction Fee
                         will, subject only to (x) the adjustment as set forth
                         in the next paragraph and (y) such reductions in amount
                         and/or postponement in time for payment as may be
                         approved in writing by the Required Lenders, be fully
                         and irrevocably earned and accrued as of the Amendment
                         No. 3 Effective Date but payable on March 31, 2004 (or
                         such earlier date of termination of Commitments,
                         acceleration of Loans and/or demand for Cash
                         Collateral, in each case in accordance with Section
                         7.02) (the "Reduction Fee Payment Date") unless, on or
                         prior to such date, the Company has, since the
                         Amendment No. 3 Effective Date, prepaid at least
                         $100,000,000 of Loans and, to the extent such
                         prepayment is in respect of Revolving Credit Loans,
                         permanently reduced the related Commitments by an equal
                         amount (if such prepayment and reduction (if any) is
                         effected on or prior to the Reduction Fee Payment Date,
                         the "Reduction Condition" will have been satisfied).

                                 If subsequent to the Amendment No. 3 Effective
                         Date and prior to the Reduction Fee Payment Date some
                         but less than $100,000,000 of Loans have been repaid
                         (with, to the extent such prepayment is in respect of
                         Revolving Credit Loans, a permanent reduction of the
                         related Commitments in an equal amount), the Reduction
                         Fee actually payable on the Reduction Fee Payment Date
                         shall be reduced to (A) 5.00% times (B) (x)
                         $100,000,000 minus the amount of Loans that, subsequent
                         to the Amendment No. 3 Effective Date and prior to the
                         Reduction Fee Payment Date and after giving effect to
                         any repayments and permanent Commitment reductions on
                         such date, have been repaid (with, to the extent such
                         prepayment is in respect of Revolving Credit Loans, a
                         permanent reduction of the related Commitments in an
                         equal amount) divided by (y) $100,000,000 times (C) the
                         amount of each Lender's Credit Exposure on the
                         Reduction Fee Payment Date (after giving effect to any
                         repayments and permanent Commitment reductions on such
                         date).

                         (j) Section 5.01(d) is amended by inserting (i) "(i)"
                 after "in addition" in the second sentence thereof and (ii) the following text at the end of the second sentence thereof: " and
                 (ii) attach an organizational chart showing the corporate
                 structure of the Parent and all of its Subsidiaries,
                 substantially similar in form and scope to the organizational charts delivered as a condition to the effectiveness of
                 Amendment No. 3".

                         (k) Section 5.15(a) of the Credit Agreement is amended
                 by:

                                 (i) Inserting "(i)(A)" at the beginning of the
                         first sentence thereof;

                                 (ii) Inserting "and (B) if (x) any Non-CFC
                         Foreign Subsidiary is formed or acquired or (y) any
                         Foreign Subsidiary becomes a Non-CFC Foreign
                         Subsidiary, in each case after the Amendment No. 3
                         Effective Date," before "the Company will within 15
                         Business Days thereafter" in the first sentence
                         thereof;

                                 (iii) Deleting "Wholly-Owned Domestic" the last
                         two times it appears in the first sentence thereof; and

                                 (iv) Inserting the following as a new paragraph
                         (ii) thereof:

                                 (ii) Within 45 days after the Amendment No. 3
                         Effective Date (or 90 days after the Amendment No. 3
                         Effective Date in the case of the pledge of the Equity
                         Interests in Foster Wheeler Iberia, S.A.), the Company
                         will (A) cause the Collateral and Guarantee Requirement
                         to be satisfied with respect to each Non-CFC Foreign
                         Subsidiary, each European Guarantor Subsidiary and each
                         First-Tier Foreign Subsidiary (including without
                         limitation a pledge of any Equity Interest in or
                         Indebtedness of each Non-CFC Foreign Subsidiary, each
                         European Guarantor Subsidiary and each First-Tier
                         Foreign Subsidiary owned directly by any Credit Party
                         and all Permitted Intercompany Indebtedness) and (B)
                         deliver to the Administrative Agent and the Collateral
                         Agent legal opinions of (w) King & Spalding LLP,
                         special New York counsel to the Credit Parties, (x)
                         Thomas R. O'Brien, General Counsel of the Company, (y)
                         special Bermuda counsel to the Credit Parties
                         designated by the Company and acceptable to the
                         Administrative Agent, and (z) such other foreign
                         counsel as may be requested by the Administrative Agent
                         in relation to the satisfaction of the Collateral and
                         Guarantee Requirement, each in form and substance
                         satisfactory to it. If (I) one or more Credit Parties
                         shall have pledged 66% of the Equity Interests in a
                         Foreign Subsidiary pursuant to the Loan Documents and
                         (II) the Administrative Agent determines, after
                         consultation with the Company, that the pledge by such
                         Credit Parties of additional Equity Interests in such
                         Foreign Subsidiary would not result in any material
                         adverse tax and other consequences to the Company and
                         its Subsidiaries, the Company will cause the Collateral
                         and Guarantee Requirement to be satisfied with respect
                         to such additional Equity Interests.

                                 (v) Inserting "(iii)" before "If after the
                         Effective Date any Credit Party acquires any real or
                         personal property".

                 (l) Section 5.16 of the Credit Agreement is amended by (i)
         deleting "Wholly-Owned Domestic" each time its appears in the first sentence of subsection (a) thereof and (ii) inserting the following new subsection (c) at the end thereof:

                         (c) The Company shall cause FW Netherlands C.V. and FW
                 Energie B.V. to own all of the shares of capital stock and other ownership interests of FW Energie B.V. and Foster Wheeler
                 Energia Oy, respectively, except in each case pursuant to a transaction otherwise permitted under this Agreement by virtue of which the Company divests its entire direct and indirect ownership interest in such Subsidiary.

                 (m) Article 5 of the Credit Agreement is amended by inserting the following new Section 5.17 at the end thereof:

                         Section 5.17. Periodic Updates on Asset Sales. From and
                 after the Amendment No. 3 Effective Date, the Company will, and will cause its Subsidiaries to, provide to Ernst & Young
                 Corporate Finance LLC ("EYCF") from time to time promptly upon request therefor periodic updates on the status of the proposed sales of the Finnish and European E&C businesses and any
                 information related thereto that EYCF may reasonably request.

                 (n) Section 6.05 of the Credit Agreement is amended by (i)
         inserting the following text after "no business activity" in each of subsections (b) and (c): "(including without limitation the creation, incurrence or assumption of any Debt or Liens)" and (ii) inserting the following new subsections at the end thereof:

                         (d) Other than (v) activities necessary to maintain its
                 existence, (w) the issuance of Permitted Intercompany
                 Indebtedness, (x) participation in the Exchange Transactions,
                 (y) asset sales otherwise permitted under this Agreement and
                 (z) as otherwise set forth in any of clauses (i) through (v)
                 below:

                                 (i) FWPI Ltd. shall engage in no business
                         activity (including without limitation the creation,
                         incurrence or assumption of any Debt or Liens) other
                         than holding the Equity Interests of FW European E&C
                         Ltd. and activities reasonably incidental thereto;

                                 (ii) FW European E&C Ltd. shall engage in no
                         business activity (including without limitation the
                         creation, incurrence or assumption of any Debt or
                         Liens) other than holding the Equity Interests of
                         Foster Wheeler International Holdings, Inc. and
                         Continental Finance Company Ltd. and activities
                         reasonably incidental thereto;

                                 (iii) Continental Finance Company Ltd. shall
                         engage in no business activity (including without
                         limitation the creation, incurrence or assumption of
                         any Debt or Liens) other than holding the Equity
                         Interests of Perryville Service Company Limited,
                         Financial Services S.a.r.l., Foster Wheeler Trading
                         Company, Ltd., FW Management Operations, Ltd., FW
                         Technologies Holding, LLC and FW Overseas Operations
                         Limited and activities reasonably incidental thereto;

                                 (iv) neither FW Netherlands C.V. nor FW Energie
                         B.V. shall engage in any business activity (including
                         without limitation the creation, incurrence or
                         assumption of any Debt or Liens) other than (A) holding
                         the Equity Interests of FW Energie B.V. and Foster
                         Wheeler Energie Oy, respectively, and activities
                         reasonably incidental thereto and (B) the formation by
                         FW Netherlands C.V. of a Foreign Subsidiary that is
                         organized under Spanish law and the transfer to such
                         Foreign Subsidiary of the Equity Interests in FW
                         Energie B.V., provided that (x) such transfer of the
                         Equity Interests in FW Energie B.V. shall be subject to
                         the Lien granted pursuant to the Collateral Documents
                         and (y) following any such formation and transfer, this
                         Section 6.05(d)(iv) and clause (A) above shall be
                         deemed to apply to FW Netherlands C.V., such Spanish
                         Subsidiary and FW Energie B.V. and their respective
                         ownership interests in their respective Subsidiaries;
                         and

                                 (v) FW Hungary Licensing shall engage in no
                         business activity (including without limitation the
                         creation, incurrence or assumption of any Debt or
                         Liens) other than licensing the international
                         intellectual property rights of the Company and its
                         Domestic Subsidiaries to the Foreign Subsidiaries and
                         other foreign Persons in the ordinary course of
                         business consistent with past practice and activities
                         reasonably incidental thereto.

                         (e) The Company shall not permit any Significant
                 Foreign Subsidiary or any Foreign Subsidiary that owns Equity
                 Interests in any Significant Foreign Subsidiary to create, incur, assume or suffer to exist any Debt or Liens, other than
                 (i) Debt and Liens created or evidenced by the Loan Documents,
                 (ii) in the case of any such Foreign Subsidiary that is itself an operating company, Debt and Liens otherwise permitted by the
                 Loan Documents arising in the ordinary course of business and
                 (iii) in respect of Permitted Intercompany Indebtedness.

                 (o) Section 6.07(a) of the Credit Agreement is amended by:

                         (i) Inserting ", any Guarantor" after "any other
                 Borrower" in clause (a) thereof;

                         (ii) Inserting (A) "or another Guarantor" after
                 "another Borrower" and (B) "or such Guarantor" after "such
                 Borrower", in each case in clause (ii) of the proviso thereto;

                 (p) Section 6.07(d) of the Credit Agreement is deleted.

                 (q) Section 6.09 is amended by inserting "Except as permitted with respect to the New Preferred Stock," at the beginning of the first sentence thereof.

                 (r) Section 6.10(b) is amended by deleting "Wholly-Owned
         Domestic" each time it appears in such subsection (including in the proviso at the end thereof).

                 (s) Section 6.11 of the Credit Agreement is amended by:

                         (i) Inserting "; provided that any Restricted Payments
                 in respect of any New Preferred Stock shall also be subject to clause (vii) below" at the end of clause (ii) thereof;

                         (ii) Deleting "and" at the end of clause (v) thereof;

                         (iii) Inserting "; and" at the end of clause (vi)
                 thereof; and

                         (iv) Inserting the following as a new clause (vii) at
                 the end the thereof: "(vii) (A) any New Preferred Stock may be exchanged for common stock of the Parent and (B) so long as no
                 Potential Default or Event of Default has occurred and is
                 continuing at the time of such declaration or payment,
                 regularly quarterly dividends on the New Preferred Stock may be declared and paid at the rates and at the times set forth
                 therein (without giving effect to any amendment thereof unless consented to by the Required Lenders as provided in Section
                 6.14)".

                 (t) Section 6.14 of the Credit Agreement is amended by (i)
         inserting "or any document" after "instrument", (ii) inserting "(a)"
         before "any Subordinated Indebtedness" and (iii) inserting "or (b) any
         New Preferred Stock, in each case" before "without the consent of the
         Required Lenders".

                 (u) Section 6.16(b) is amended by (i) deleting "which is a
         Lender (or an Affiliate thereof)" and (ii) replacing "its" with "such".

                 (v) Section 6.17 of the Credit Agreement is inserted to read as follows:

                                       10

                         Section 6.17. Consummation of Exchange Offers. None of
                 the Parent, Foster Wheeler Holdings or the Company shall, and none shall not permit any Subsidiary to, consummate any
                 Exchange Transaction unless:

                         (a) the Administrative Agent and the Collateral Agent
                 shall have received legal opinions of (i) King & Spalding LLP, special New York counsel to the Credit Parties, (ii) Thomas R.
                 O'Brien, General Counsel of the Company, (iii) special Bermuda counsel to the Credit Parties designated by the Company and acceptable to the Administrative Agent, and (iv) such other foreign counsel as may be requested by the Administrative Agent in relation to the satisfaction of the Collateral and Guarantee
                 Requirement, each dated such Exchange Closing Date, in form and substance satisfactory to it;

                         (b) the Administrative Agent (i) shall have received
                 executed copies of the definitive documentation for such
                 Exchange Transaction (including without limitation the terms of any New Preferred Stock or other securities to be issued in such Exchange Transaction) and (ii) shall be satisfied that such Exchange Transaction (including without limitation the terms of any New Preferred Stock or other securities, other than common stock or common stock equivalents of the Parent, to be issued in such Exchange Transaction) shall be consummated on the principal terms set forth on Schedules 6.17(a) and 6.17(b), as applicable, and such other terms not materially prejudicial to the interests of the Lenders as may be satisfactory in form and substance to the Administrative Agent;

                         (c) the Collateral and Guarantee Requirement shall have
                 been satisfied with respect to any Credit Party (including the
                 New Credit Parties but excluding the European Guarantor
                 Subsidiaries, the Non-CFC Foreign Subsidiaries and the
                 First-Tier Foreign Subsidiaries as to which Section 5.15(a)(ii)
                 applies) in existence on such Exchange Closing Date;

                         (d) the Administrative Agent shall have received an
                 organizational chart, in form, substance and detail
                 satisfactory to the Administrative Agent, showing the corporate structure of the Parent and all of its Subsidiaries immediately after giving effect to such Exchange Transaction;

                         (e) after giving effect to such Exchange Transaction,
                 (i) the representations and warranties set forth in the Loan
                 Documents shall be true and correct in all material respects on and as of such Exchange Closing Date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date) and (ii) no Potential Default or Event of Default will have occurred and be continuing on such date; and

                                       11

                         (f) the Administrative Agent shall have received
                 evidence satisfactory to it of the payment by the Company (or provision for payment) of all fees and expenses owed by it pursuant to the Credit Agreement (including without limitation the fees and expenses of Davis Polk & Wardwell and Ernst &
                 Young Corporate Finance LLC) for which invoices have
                 theretofore been rendered.

                 (w) Section 6.18 of the Credit Agreement is inserted to read as follows:

                         Section 6.18. Payments on Junior Securities. None of
                 the Parent, Foster Wheeler Holdings or the Company shall, and none shall not permit any Subsidiary to, permit (i) the
                 aggregate amount of cash dividends paid on the New Preferred
                 Stock in any twelve-month period plus the aggregate amount of cash interest paid on the Convertible Subordinated Notes in such twelve-month period plus the aggregate amount of cash interest paid on the Robbins Obligations in such twelve-month period to exceed (ii) the aggregate amount of cash interest paid on the Convertible Subordinated Notes and the Robbins
                 Obligations during the twelve-month period ending on the
                 Amendment No. 3 Effective Date.

                 (x) Section 7.01(f) of the Credit Agreement is amended by:

                         (i) Inserting (A) "(x)" before the word "Indebtedness",
                 (B) "or (y) any New Preferred Stock" after the defined term
                 "Debt Instrument" and (C) "or such New Preferred Stock" after each of "covered thereby" and "such Indebtedness", in each case in clause (i) thereof;

                         (ii) Inserting (A) "or any New Preferred Stock" after
                 "Debt Instrument" and (B) "or such New Preferred Stock" after each of "covered thereby" and "such Indebtedness", in each case in clause (ii) thereof; and

                         (iii) Inserting "or any New Preferred Stock" after
                 "Exit Funding Agreement" in clause (iii) thereof.

                 (y) Schedules 5.15, 6.17(a) and 6.17(b) hereto are added to the
         Credit Agreement as Schedules 5.15, 6.17(a) and 6.17(b) thereto.

                 (z) Exhibit C to the Credit Agreement is amended by inserting the following new paragraph after the fifth paragraph thereof:

                         Attached hereto as Schedule 6 is an organizational
                 chart showing the corporate structure of the Parent and all of its Subsidiaries as of the end of the most recently completed fiscal quarter and identifying as of such date (i) each Credit
                 Party, (ii) each SPS, (iii) each entity with cash on its
                 balance sheet in excess of $1,000,000 and (iv) each entity with cash on its balance sheet in excess of $50,000,000.

                                       12

                         SECTION 4. Representations of the Company. The Company
                 represents and warrants that (i) the representations and
                 warranties set forth in the Loan Documents will be true and correct in all material respects on and as of the Amendment No.
                 3 Effective Date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date) and (ii) no Potential Default or Event of Default will have occurred and be continuing on such date.

                         SECTION 5. Governing Law. This Amendment shall be
                 governed by and construed in accordance with the laws of the
                 State of New York.

                         SECTION 6. Counterparts. This Amendment may be signed
                 in any number of counterparts, each of which shall be an
                 original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                         SECTION 7. Effectiveness. This Amendment shall become
                 effective as of the Effective Date when the following
                 conditions are met (the "Amendment No. 3 Effective Date"):

                         (a) the Administrative Agent shall have received from
                 each of the Company, each Borrowing Subsidiary, each other
                 Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

                         (b) the Administrative Agent shall have received
                 organizational charts, in form, substance and detail
                 satisfactory to the Administrative Agent, showing the corporate structure of the Parent and all of its Subsidiaries (i) as of
                 the Amendment No. 3 Effective Date and (ii) after giving effect to the Exchange Transactions;

                         (c) the Administrative Agent shall have received from
                 the Company, for the account of each Lender that has evidenced its agreement hereto as provided in subsection (a) above by
                 12:00 p.m. (New York City time) on the later of (i) July 14,
                 2003 and (ii) the date on which the Administrative Agent issues a notice to the Lenders stating that the condition set forth in subsection (a) above has been satisfied, an amendment fee in an amount equal to 1.00% of such Lender's Credit Exposure;

                         (d) the Administrative Agent shall have received a work
                 fee for the account of the Administrative Agent in an amount as previously agreed between the Company and the Administrative
                 Agent; and

                                       13

                         (e) the Administrative Agent shall have received
                 evidence satisfactory to it of the payment by the Company (or provision for payment) of all fees and expenses owed by it pursuant to the Credit Agreement (including without limitation the fees and expenses of Davis Polk &Wardwell and Ernst &Young
                 Corporate Finance LLC) for which invoices have theretofore been rendered.

                                       14

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ATTEST:                                  FOSTER WHEELER LLC
                                         By: Foster Wheeler Holdings Ltd.
                                             (formerly known as Foreign Holdings
                                             Ltd.), its sole member

By:  /s/K.A. Hiltz                       By:  /s/Ryan J. Esko
     ----------------------------             ----------------------------------
     Name:  K.A. Hiltz                        Name:  Ryan J. Esko
     Title: CFO                               Title: Treasurer

                                         FOSTER WHEELER USA
                                           CORPORATION

                                         By:  /s/Ryan J. Esko
                                              ----------------------------------
                                              Name:  Ryan J. Esko
                                              Title: Treasurer

                                         FOSTER WHEELER POWER GROUP, INC.

                                         By:  /s/Ryan J. Esko
                                              ----------------------------------
                                              Name:  Ryan J. Esko
                                              Title: Treasurer

                                         FOSTER WHEELER ENERGY
                                           CORPORATION

                                         By:  /s/Ryan J. Esko
                                              ----------------------------------
                                              Name:  Ryan J. Esko
                                              Title: Treasurer

                                         FOSTER WHEELER LTD.

                                         By:  /s/Ryan J. Esko
                                              ----------------------------------
                                              Name:  Ryan J. Esko
                                              Title: Treasurer

                                         FOSTER WHEELER HOLDINGS LTD.
                                           (formerly known as Foreign Holdings
                                           Ltd.)

                                         By:  /s/Ryan J. Esko
                                              ----------------------------------
                                              Name:  Ryan J. Esko
                                              Title: Treasurer

                                         FOSTER WHEELER INC.

                                         By:  /s/Ryan J. Esko
                                              ----------------------------------
                                              Name:  Ryan J. Esko
                                              Title: Treasurer

                                         FOSTER WHEELER
                                           INTERNATIONAL HOLDINGS, INC.

                                         By:  /s/Ryan J. Esko
                                              ----------------------------------
                                              Name:  Ryan J. Esko
                                              Title: Treasurer

                                   EQUIPMENT CONSULTANTS, INC.
                                   FOSTER WHEELER ASIA LIMITED
                                   FOSTER WHEELER CAPITAL & FINANCE CORPORATION
                                   FOSTER WHEELER CONSTRUCTORS, INC.
                                   FOSTER WHEELER DEVELOPMENT CORPORATION
                                   FOSTER WHEELER ENERGY MANUFACTURING, INC.
                                   FOSTER WHEELER ENERGY SERVICES, INC.
                                   FOSTER WHEELER ENVIRESPONSE, INC.
                                   FOSTER WHEELER ENVIRONMENTAL CORPORATION
                                   FOSTER WHEELER FACILITIES MANAGEMENT, INC.
                                   FOSTER WHEELER INTERNATIONAL CORPORATION
                                   FOSTER WHEELER POWER SYSTEMS, INC.
                                   FOSTER WHEELER PYROPOWER, INC.
                                   FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP.
                                   FOSTER WHEELER REALTY SERVICES, INC.
                                   FOSTER WHEELER VIRGIN ISLANDS, INC.
                                   FOSTER WHEELER ZACK, INC.
                                   FW MORTSHAL, INC.
                                   FW TECHNOLOGIES HOLDING, LLC
                                   HFM INTERNATIONAL, INC.
                                   PROCESS CONSULTANTS, INC.
                                   PYROPOWER OPERATING SERVICES COMPANY, INC.

                                   By:  /s/ Ryan J. Esko
                                        ----------------------------------------
                                        Name:  Ryan J. Esko
                                        Title: Treasurer

                                   PERRYVILLE III TRUST

                                   By:  THE BANK OF NEW YORK, not in its
                                        individual capacity but solely in its
                                        capacity as the Owner Trustee of the
                                        Perryville III Trust

                                   By:  /s/Joseph Mate
                                        ----------------------------------------
                                        Name:  Joseph Mate
                                        Title: Vice President

                                   BANK OF AMERICA, N.A.

                                   By:  /s/ F.A. Zagar
                                        ----------------------------------------
                                        Name:  F.A. Zagar
                                        Title: Managing Director

                                   BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

                                   By:  /s/ F.A. Zagar
                                        ----------------------------------------
                                        Name:  F.A. Zagar
                                        Title: Managing Director

                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                   By:  /s/James Barwis
                                        ----------------------------------------
                                        Name:  James Barwis
                                        Title: Director

                                   ABN AMRO BANK N.V.

                                   By:  /s/Steven C. Wimpenny
                                        ----------------------------------------
                                        Name:  Steven C. Wimpenny
                                        Title: Group Senior Vice President

                                   By:  /s/Parker H. Douglas
                                        ----------------------------------------
                                        Name:  Parker H. Douglas
                                        Title: Senior Vice President

                                   THE ROYAL BANK OF SCOTLAND PLC

                                   By:  /s/Charles Greer
                                        ----------------------------------------
                                        Name:  Charles Greer
                                        Title: Senior Vice President

                                   THE BANK OF NOVA SCOTIA

                                   By:  /s/ John Campbell
                                        ----------------------------------------
                                        Name:  John Campbell
                                        Title: Managing Director

                                   MERRILL LYNCH, PIERCE, FENNER
                                     & SMITH INCORPORATED

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   MARINER LDC

                                   By:  /s/C. Howe II
                                        ----------------------------------------
                                        Name:  C. Howe II
                                        Title: Director

                                   DEUTSCHE BANK AG NEW YORK
                                     BRANCH AND/OR CAYMAN ISLANDS BRANCH

                                   By:  /s/Patrick W. Dowling
                                        ----------------------------------------
                                        Name:  Patrick W. Dowling
                                        Title: Vice President

                                   By:  /s/Olen F. Hineyman
                                        ----------------------------------------
                                        Name:  Olen F. Hineyman
                                        Title:

                                   BNP PARIBAS

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   THE BAUPOST GROUP SECURITIES LLC

                                   By:  /s/Brian Spector
                                        ----------------------------------------
                                        Name:  Brian Spector
                                        Title: Principal

                                   SOCIETE GENERALE, NEW YORK BRANCH

                                   By:  /s/Wayne Hutton
                                        ----------------------------------------
                                        Name:  Wayne Hutton
                                        Title: Managing Director

                                   CITADEL WELLINGTON PARTNERS L.P.

                                   By:  Citadel Limited Partnership, its General
                                        Partner
                                   By:  GLB Partners, L.P., its General Partner
                                   By:  Citadel Investment Group, L.L.C., its
                                        General Partner

                                   By:  /s/Bradford B. Couri
                                        ----------------------------------------
                                        Name:  Bradford B. Couri
                                        Title: Managing Director

                                   LIBERTYVIEW FUND LLC

                                   By:  /s/Steven S. Rogers
                                        ----------------------------------------
                                        Name:  Steven S. Rogers
                                        Title: Authorized Signatory

                                   ORIX FINANCE CORP I
                                   By:  /s/ Sheppard H.C. Davis, Jr.
                                        ----------------------------------------
                                        Name:  Sheppard H.C. Davis, Jr
                                        Title: Authorized Representative

                                                                   Schedule 5.15

               Limitations on Collateral and Guarantee Requirement

Foreign Subsidiaries
--------------------

Any assets of FWPI Ltd., FW European E&C Ltd., Continental Finance Company Ltd.,
the Non-CFC Foreign Subsidiaries, the European Guarantor Subsidiaries, the
First-Tier Foreign Subsidiaries and their respective Subsidiaries, in each case that constitute Restricted Collateral, shall secure only the Obligations of the pledgor in respect of the Term Loans and Letter of Credit Obligations.

Non-CFC Foreign Subsidiaries
----------------------------

The Company and its Subsidiaries shall not be required to pledge the 5% of the
Equity Interests in Foster Wheeler Petroleum Services S.A.E. (Egypt) that are not held by FW Management Operations, Ltd. (Bermuda).

FW Netherlands C.V. and FW Energia B.V.
---------------------------------------

The Lenders shall not be entitled to, and shall not, enforce the Lien on the
Equity Interests in FW Netherlands C.V. unless and until the Lenders' rights to enforce the Lien on the Equity Interests in FW Energie B.V. shall have effectively terminated, either voluntarily or involuntarily. In no event shall the Lenders be entitled to enforce both the former and the latter.

Foster Wheeler Power Group, Inc. shall not be required to pledge more than 66%
of the Equity Interests owned by it in FW Netherlands C.V.

FW Energie B.V. shall not be required to pledge any Equity Interests owned by it in Foster Wheeler Energia Oy.

Foster Wheeler Europe Limited
-----------------------------

The Lenders shall not be entitled to, and shall not, enforce the Lien on the
Equity Interests in Foster Wheeler Europe Limited unless and until the Lenders'
rights to enforce the Lien on the Equity Interests in either Foster Wheeler
Limited (England) or Foster Wheeler Continental Europe S.r.l. (Italy) shall have effectively terminated, either voluntarily or involuntarily. In no event shall the Lenders be entitled to enforce both the former and the latter.

Foster Wheeler International Corporation shall not be required to pledge more than 66% of the Equity Interests owned by it in Foster Wheeler Europe Limited.

Foster Wheeler Europe Limited shall not be required to pledge (i) any Equity
Interests owned by it in Foster Wheeler Continental U.S., Inc. or (ii) more than
66% of the Equity Interests owned by it in Foster Wheeler Continental Europe
S.r.l.

Foster Wheeler Iberia, S.A.
---------------------------

If the Company transfers the assets of Foster Wheeler Iberia, S.A. to Foster
Wheeler Energia Oy and Foster Wheeler Italiana, S.p.A. as described in Exhibit B to Amendment No. 3, the guarantee of the Obligations by Foster Wheeler
Continental U.S., Inc. and/or the Lien on the Equity Interests of Foster Wheeler
Iberia, S.A. granted pursuant to the Collateral Documents shall be released if the Company within 15 days prior to such transfer has delivered to the
Administrative Agent a certificate signed by a Responsible Officer stating that failure to release such guarantee and/or Lien would result in a material tax liability or have a detrimental effect on such companies', Foster Wheeler
Continental Europe S.r.l.'s or any of its other Subsidiaries' access to banking or bonding.

First-Tier Foreign Subsidiaries
-------------------------------

No Foreign Subsidiary shall pledge any Equity Interests owned by it in any
First-Tier Foreign Subsidiary.